UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2007

ACTUANT CORPORATION

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13000 W. Silver Spring Drive

Butler, WI 53007

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (414) 352-4160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

Actuant Corporation (“Actuant” or the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2006 (“2006 Form 10-K”), to reflect a change in segment reporting due to recent changes in management reporting and the way management views the business. As previously reported, effective in the first quarter of fiscal 2007, Actuant reorganized its reporting structure and made the following changes to its business segments:

•	Combined its former Industrial Tools and Joint Integrity segments into the Industrial segment

•	Combined its former North American Electrical, European Electrical, Specialty Electrical and Professional Electrical segments into one Electrical segment

•

Combined its former Truck Actuation Systems, Recreational Vehicle Actuation Systems, Automotive Actuation Systems segments with one business unit from the Other Engineered Solutions to form the Actuation Systems segment

•	Combined the former Other Engineered Solutions segment and moved one business unit to the Actuation Systems segment

This update has no effect on the Company’s previously reported consolidated net income, financial position or cash flow.

The Company filed its Quarterly Reports on Form 10-Q for the quarters ended November 30, 2006 and February 28, 2007 with the SEC on January 9, 2007 and April 6, 2007, respectively. These filings already reflect the new segment structure.

This Current Report provides an update to Actuant’s 2006 Form 10-K to reflect Actuant’s business segment realignment. All information contained in this Current Report is as of November 29, 2006, the filing date of our 2006 Form 10-K. We have not updated the disclosures contained in our 2006 Form 10-K to reflect any other events that have occurred after the filing date of our 2006 Form 10-K (e.g. changes in executive officers, new accounting pronouncements and acquisitions). Accordingly, Actuant’s Quarterly Reports on Form 10-Q for the periods ended November 30, 2006 and February 28, 2007 (the “Quarterly Reports”), which describe significant developments since the filing of the 2006 Form 10-K should be considered when reviewing this document.

The updates stated above are provided in Item 9.01 of this Current Report on Form 8-K. Updates were made to the following sections:

•	Part I, Item 1, Business

•	Part I, Item 2, Properties

•	Part II, Item 6, Selected Financial Data

•	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8, Financial Statements and Supplementary Data

Section 9 – Financial Statements and Exhibits

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

99	Updated Annual Report on Form 10-K for the Year Ended August 31, 2006:

Part I, Item 1, Business

Part I, Item 2, Properties

Part II, Item 6, Selected Financial Data

Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8, Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTUANT CORPORATION (Registrant)

Date: May 30, 2007	By:	/s/ Andrew G. Lampereur
Andrew G. Lampereur
Executive Vice President and Chief Financial Officer